SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 10, 1997


                                A.G. Holdings, Inc.
             (Exact name of registrant as specified in its charter)

                                                              Bahui USA, Inc.
                                  (Former Name)

                                   Washington
                 (State or other jurisdiction of incorporation)


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               0-23180                                               91-1253514
(Commission File Number)                       (IRS Employer Identification No.)


45110 Club Drive, Suite B, Indian Wells, California                    92210
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code               760-360-1042


































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Item 1.  Change in Control of Registrant.
Item 2.  Acquisition or Disposition of Assets.


OVERVIEW

            A.G. Holdings Inc.(the "Company") announced that it had recently acquired a Hong Kong corporation named Green Bamboo Ltd., which owns 65% of Jiangyin Zhiye Real Estate Co. The transaction has been rescinded since the Green Bamboo shareholder was unable to deliver his shares of Green Bamboo.


Item 4.  Changes in Registrant's Certifying Accountant.

         1.       (i)       The Registrant did not change independent accounting
 firms from Pritchett,
Siler & Hardy P.C. ("PSH") to Koo, Chow & Company as previously reported.

         (c) Exhibits
                  2.1 Agreement and plan of reorganization between the Company and Meng Gui Xing. Previously filed.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            April 28, 1998                           A.G. Holdings, Inc.


                                               By:      /s/ Robert Filiatreaux
                                                              Robert Filiatreaux
                                                                       President